UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2002

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-19826	52-1604305
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia 30701

(Address, including zip code, of principal executive offices)

(706) 629-7721

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On August 9, 2002, each of the Principal Executive Officer, Jeffrey S. Lorberbaum, and Principal Financial Officer, John D. Swift, of Mohawk Industries, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460 and statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these statements is attached hereto as an exhibit.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHAWK INDUSTRIES, INC.

Date: August 9, 2002	By:	/s/ Frank H. Boykin
Frank H. Boykin VP & Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Securities and Exchange Commission Order No. 4-460.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Securities and Exchange Commission Order No. 4-460.

99.3 Statement of Chief Executive Officer of Mohawk Industries, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.4 Statement of Chief Financial Officer of Mohawk Industries, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.